Exhibit 10.1

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND TO UNSECURED NOTE DUE 2006

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND TO UNSECURED NOTE DUE 2006 (this “Amendment”), dated as of August 14, 2006, is entered into by and among BUTLER INTERNATIONAL, INC., a Maryland corporation, (the “Parent”), BUTLER SERVICE GROUP, INC., a New Jersey corporation (“BSG”), BUTLER SERVICES INTERNATIONAL, INC., a Delaware corporation (“BSI”), BUTLER TELECOM, INC., a Delaware corporation (“Butler Telecom”), BUTLER SERVICES, INC., a Delaware corporation (“Butler Services ”), BUTLER UTILITY SERVICE, INC., a Delaware corporation (“Butler Utility ”), BUTLER PUBLISHING, INC., a Delaware corporation (“Butler Publishing” and together with Parent, BSG, BSI, Butler Telecom, Butler Services, and Butler Utility, are referred to hereinafter each individually as “Company”, and individually and collectively, jointly and severally, as the “Companies”), and LEVINE LEICHTMAN CAPITAL PARTNERS III, L.P., a California limited partnership (the “Purchaser”). Terms used herein without definition shall have the meanings ascribed to them in, as applicable, the Securities Purchase Agreement or the Note (each as defined below).

RECITALS

A.           Pursuant to that certain Securities Purchase Agreement dated as of June 30, 2006 (as amended from time to time, the “Securities Purchase Agreement”), by and among the Companies, the guarantors named therein and the Purchaser, the Companies have previously issued and sold to the Purchaser their Unsecured Note Due 2006 in the original principal amount of $2,500,000, dated June 30, 2006 (as amended, modified and supplemented from time to time, the “Note”).

B.           The Companies have requested that the Purchaser amend the Securities Purchase Agreement and the Note in order to have more time to satisfy the closing conditions set forth in Section 6.2 of the Securities Purchase Agreement, including issuing the Restated SEC Documents, which the Purchaser is willing to do in consideration of the terms and conditions set forth herein.

C.           The Companies are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Purchaser’s rights or remedies as set forth in the Securities Purchase Agreement, the Note or any other Investment Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendments to Securities Purchase Agreement.

(a)          Section 1.1 of the Securities Purchase Agreement is hereby amended by adding the following defined term thereto in its proper alphabetical order:

“ ‘Daily Cash Flow Forecast ’ shall mean a daily cash flow forecast, in form and substance satisfactory to the Purchaser, in its sole discretion, for the period commencing on August 14, 2006 and ending on August 25, 2006, including, without limitation, detailed information concerning cash collections, cash disbursements and net borrowing availability under the GECC Credit Documents.”

(b)          Section 10.15(e) of the Securities Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“(e)        Minimum Excess Availability. (i) prior to the Final Closing, the Companies shall not permit their net borrowing availability under the GECC Credit Documents to be less than $2,000,000 as of August 24, 2006; and (ii) after the Final Closing, the Companies shall not permit Availability (as defined in the Bank Credit Documents), calculated on a monthly basis, to be less than the greater of (A) $2,500,000 or (B) such amount to be determined in the corresponding financial covenant set forth in the Bank Credit Documents.

2.           Amendment to Note. Section 2 of the Note is hereby amended and restated to read in its entirety as follows:

“2.          Payment of Principal; Maturity Date. The Companies agree to pay the outstanding principal balance of, and other amounts owing under, this Note as follows: (a) in the amount of $1,000,000 on August 15, 2006 and (b) in an amount equal to the remaining outstanding principal balance, together with all accrued and unpaid interest on and all other unpaid amounts owing under this Note on August 25, 2006 (the “Maturity Date”).”

3.          Amendment Fee. In consideration of the agreements set forth herein, the Companies hereby agree, jointly and severally, to pay to Purchaser an amendment fee in immediately available funds in the amount of $100,000 (the “Amendment Fee”), which fee is non-refundable, fully-earned as of the date of this Amendment and due and payable on August 15, 2006.

4.          Effectiveness of this Amendment. Purchaser must have received the following items, in form and content acceptable to Purchaser in its sole discretion, before this Amendment is effective.

(a)          This Amendment and the attached Acknowledgment, fully executed in a sufficient number of counterparts for distribution to all parties.

(b)	The Daily Cash Flow Forecast.

(c)          Parent’s consolidated balance sheet as of June 30, 2006 and its consolidated income statement and cash flow statement for each of (i) the one month period ended June 30, 2006 and (ii) the six month period ended June 30, 2006.

(d)          Payment of $20,000 of the fees and expenses of Purchaser incurred as of the date of this Amendment and payable by the Companies under Section 8.5 of the Securities Purchase Agreement and/or Section 12 of the Note.

(e)          All accrued and unpaid interest due under the Note as of the date of this Amendment.

(f)           All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as required by Purchaser.

5.          Representations and Warranties. Each Company hereby represents and warrants as follows:

(a)          Authority . Each Company has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Investment Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Company of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)           Enforceability. This Amendment has been duly executed and delivered by each Company. This Amendment and each Investment Document (as amended or modified hereby) is the legal, valid and binding obligation of each Company, enforceable against such Company in accordance with its terms, and is in full force and effect.

(c)          Due Execution. The execution, delivery and performance of this Amendment are within the power of each Company, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Company.

(d)          No Default . No event has occurred and is continuing that constitutes a Default or an Event of Default.

6.          Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

7.          Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

8.	Reference to and Effect on the Investment Documents.

(a)          Upon and after the effectiveness of this Amendment, each reference in the Securities Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Securities Purchase Agreement, and each reference in the other Investment Documents to “the Securities Purchase Agreement,” “thereof” or words of like import referring to the Securities Purchase Agreement, shall mean and be a reference to the Securities Purchase Agreement as modified and amended hereby.

(b)          Upon and after the effectiveness of this Amendment, each reference in the Note to “this Note”, “hereunder”, “hereof” or words of like import referring to the Note, and each reference in the other Investment Documents to “the Unsecured Notes”, “an Unsecured Note,” “thereof” or words of like import referring to the Note, shall mean and be a reference to the Note as modified and amended hereby.

(c)          Except as specifically amended above, the Securities Purchase Agreement, the Note and all other Investment Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Companies to the Purchaser.

(d)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Purchaser under any of the Investment Documents, nor constitute a waiver of any provision of any of the Investment Documents.

(e)          To the extent that any terms and conditions in any of the Investment Documents shall contradict or be in conflict with any terms or conditions of the Securities Purchase Agreement or the Note, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Securities Purchase Agreement and the Note as modified or amended hereby.

9.          Ratification. Each Company hereby restates, ratifies and reaffirms each and every term and condition set forth in the Securities Purchase Agreement and the Note, each as amended hereby, and the other Investment Documents effective as of the date hereof.

10.         Estoppel . To induce the Purchaser to enter into this Amendment, the Companies each hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Company as against the Purchaser with respect to the Securities Purchase Agreement, the Note or any other Investment Document.

11.         Integration. This Amendment, together with the other Investment Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12.         Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

COMPANIES: BUTLER INTERNATIONAL INC., a Maryland corporation By: \s\ Edward M. Kopko Name: Edward M. Kopko Title: Chairman and CEO
BUTLER SERVICE GROUP, INC., a New Jersey corporation By: \s\Edward M. Kopko Name: Edward M. Kopko Title: CEO
BUTLER PUBLISHING, INC., a Delaware corporation By: \s\ Edward M. Kopko Name: Edward M. Kopko Title: CEO
BUTLER TELECOM, INC., a Delaware corporation By: \s\ Edward M. Kopko Name: Edward M. Kopko Title: CEO

S-1

BUTLER SERVICES, INC., a Delaware corporation By: \s\ Edward M. Kopko Name: Edward M. Kopko Title: CEO
BUTLER UTILITY SERVICE, INC., a Delaware corporation By: \s\ Edward M. Kopko Name: Edward M. Kopko Title: CEO

PURCHASER:

LEVINE LEICHTMAN CAPITAL PARTNERS, INC.,
a California corporation

On behalf of LEVINE LEICHTMAN CAPITAL PARTNERS III, L.P. ,
a California limited partnership

By:    \s\ Steven Hartman

Name: Steven Hartman

Title: Vice President

S-2

ACKNOWLEDGEMENT

In connection with the foregoing First Amendment to Securities Purchase Agreement and Unsecured Note (the “Amendment”), each of the undersigned, being a “Guarantor” under their respective General Continuing Guaranties, dated June 30, 2006 (each a “Guaranty”), in favor of Purchaser (as defined in the Amendment), hereby acknowledges and agrees to the Amendment and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Securities Purchase Agreement or Note (as defined in the Amendment), “thereunder”, “thereof” or words of like import referring to the Securities Purchase Agreement or Note (as applicable), shall mean and be a reference to the Securities Purchase Agreement or Note (as applicable) as amended or modified by the Amendment. Although the Purchaser has informed the undersigned of the matters set forth above, and the undersigned have acknowledged the same, each of the undersigned understands and agrees that the Purchaser has no duty under the Securities Purchase Agreement, Note or any other Investment Document (as defined in the Amendment) to so notify any of the undersigned or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

\s\ Edward M. Kopko EDWARD M. KOPKO, an individual
AAC CORP., a Delaware corporation By: \s\ Edward M. Kopko Name: Edward M. Kopko Title: CEO
SYLVAN INSURANCE CO., LTD., a company organized under the laws of Bermuda By: \s\ Edward M. Kopko Name: Edward M. Kopko Title: CEO

DATA PERFORMANCE, INC., a New Jersey corporation By: \s\ Edward M. Kopko Name: Title: